================================================================================
ANNUAL REPORT

OCTOBER 31, 1999

                       [GRAPHIC]

                            U.S. TREASURY MONEY FUND

                                                         THE CHAPMAN FUNDS, INC.

================================================================================

Dear Shareholders,

         We are pleased to submit the annual report on The Chapman U.S. Treasury Money Fund for the year ended October 31, 1999. The Fund seeks to maximize the preservation of capital, liquidity and, consistent with these goals, the highest possible current income. It will invest solely in U.S. Treasury securities and repurchase agreements collateralized fully by such securities. The Fund's strategy is to invest only in securities with maturities of thirteen months or less, while maintaining a weighted average maturity not to exceed 90 days.

         This last year of the millennium showed continued economic growth for the U.S. economy, with low unemployment and controlled inflation. Since June, the Federal Reserve raised the Federal Funds rate by a total of 0.75% in three moves, and raised the Discount Rate by 0.50% in two moves, in its attempt to prevent the economy from overheating. Results were favorable for equity investors but delivered mixed results for fixed income investors. The fixed income market was volatile in 1999 in reaction to the economic growth and anticipated Federal Reserve reaction. The yield on the 30-Year U.S. Treasury Bond trended distinctly upward, with an increase by over 100 basis points for the November 1998 through October 1999 time period, dropping its price and, thus, return for the year. Within fixed income, the better investment was short-term instruments due to the rising interest rates, benefiting investors in the Chapman U.S. Treasury Money Fund.

         The outlook for the next year begins with the Federal Reserve maintaining a neutral bias and no change to short term interest rates in December. However, Chairman Greenspan of the Federal Reserve, announced their intention to consider asset inflation (stock market growth) in setting monetary policy. Recent economic measures including a strong 3rd Quarter Gross Domestic Product at 5.7%, low unemployment, and rising stock market with the Nasdaq reaching successive new highs, lead many to anticipate a stronger Federal Reserve tightening at their February 2000 meeting. Once the millennium computer changeover occurs on January 1, 2000, attention will return to business as usual. With the U.S. economy's fundamentals strong, consumers confident, and a global economy recovering with increased demand for U.S. goods, the Federal Reserve will be vigilant in its assessment of inflationary pressures. We anticipate a year of continued economic growth, tempered by a monetary policy that will tighten short-term rates to prevent inflation from getting a foothold.

         Rated AAAm (m-moneymarket) by Standard and Poors, we believe the Chapman U.S. Treasury Money Fund is an attractive strategic choice for fixed income investors relative to the long bond.

         Thank you for your continued support.

                                                      Sincerely,

                                                      /s/ NATHAN A. CHAPMAN, JR.

                                                      Nathan A. Chapman, Jr.
                                                      President

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Schedule Of Investments - October 31, 1999
================================================================================
(Showing Percentage of Total Value of Net Assets)

               Principal                                                                     Value
                Amount                                                                      (Note B)
             --------------                                                            ------------------

                            -----------------------------------------------------
                                          U.S. GOVERNMENT - 50.9%
                            -----------------------------------------------------

          $     49,000,000  U.S. Treasury Bills 4.550%, Due 11/04/99                $     48,981,706
                10,000,000  U.S. Treasury Bills 4.400%, Due 11/12/99                       9,986,556
                    42,000  U.S. Treasury Bills 4.870%, Due 02/10/00                          41,464
                                                                                       ------------------
                                                                                          59,009,726

                                                                                       ------------------


                            -----------------------------------------------------
                                       REPURCHASE AGREEMENTS - 49.6%
                            -----------------------------------------------------

                25,562,000  Societe Generale, dated 10/29/99, 5.20% agreement to repurchase at $25,573,077 on 11/01/99
                            (collateralized by U.S. Treasury Bonds, 7.875%, due
                            02/15/21, $26,658,438 market value)                           25,562,000

                16,000,000  Prudential Securities, dated 10/29/99, 5.17%
                            agreement to repurchase at $16,006,893 on 11/01/99
                            (collateralized by U.S. Treasury Notes, 4.00%, due
                            10/31/00, $16,647,758 market value)                           16,000,000

                16,000,000  Smith Barney, dated 10/29/99, 5.15% agreement to repurchase at $16,006,867 on 11/01/99
                            (collateralized by U.S. Treasury Bills, due
                            05/25/00, $16,329,770 market value)                           16,000,000
                                                                                      -------------------
                                                                                          57,562,000
                                                                                      -------------------

                            Total Investments (Cost $116,571,726)* -100.5 %              116,571,726
                            Other Assets less Liabilities - (0.5%)                          (530,970)
                                                                                      -------------------
                            Net Assets - 100.0%                                    $     116,040,756
                                                                                      ===================

*Cost for federal income tax purposes
See notes to financial statements

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Statement of Assets and Liabilities - October 31, 1999
================================================================================

                 ASSETS:

                 Investments in securities (including repurchase
                      agreements of  $57,562,000) at value
                      (amortized cost $116,571,726) (Note B)       $116,571,726
                 Cash                                                       561
                 Interest receivable                                     24,837
                                                                   ------------
                 Total assets                                       116,597,124
                                                                   ------------


                 LIABILITIES:

                 Accrued expenses                                       100,016
                 Distribution payable                                   456,352
                                                                   ------------
                 Total liabilities                                      556,368
                                                                   ------------
                 NET ASSETS                                        $116,040,756
                                                                   ============


                 NET ASSETS CONSIST OF:
                 Capital stock                                     $    116,041
                 Paid-in-capital                                    115,924,715
                                                                   ------------
                 Net assets, for 116,040,756 common shares
                 outstanding                                       $116,040,756
                                                                   ============
                 NET ASSET VALUE PER SHARE                         $       1.00
                                                                   ============

See notes to financial statements

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Statement of Operations  - For the year ended October 31, 1999
================================================================================

          INVESTMENT INCOME:
               Interest income                                    $ 4,185,250
                                                                  -----------

          EXPENSES:
               Management and administrative fees                     519,460
               Custodian fees                                          30,757
               Legal and auditing fees                                 36,873
               Directors' fees                                         19,952
               Rating fees                                             21,984
               Transfer and dividend disbursing agent's fees           24,657
               Insurance fees                                           8,402
               Other                                                   27,939
                                                                  -----------
                     Total expenses before reimbursement              690,024
               Reimbursement of expenses (Note D)                    (127,238)

                                                                  -----------
                     Net expenses                                     562,786
                                                                  -----------

               Net investment income                                3,622,465
                                                                  -----------

               Increase in net assets resulting from operations   $ 3,622,465
                                                                  ===========

See notes to financial statements

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Statements of Changes in Net Assets
================================================================================


                                                                 Year ended              Year ended
                                                              October 31, 1999        October 31, 1998

                                                            ---------------------    -------------------
INCREASE IN NET ASSETS:
OPERATIONS:
     Net investment income                                         $   3,622,465         $   2,312,977
                                                                   -------------         -------------
     Increase in net assets from operations                            3,622,465             2,312,977
                                                                   -------------         -------------
DIVIDENDS:

     Dividends paid to shareholders from net investment
     income ($0.0415 and $.0477 per share, respectively)              (3,622,465)           (2,312,977)
                                                                   -------------         -------------

CAPITAL SHARE TRANSACTIONS (AT $1 PER SHARE):

     Proceeds from sales of shares                                   154,067,807           136,367,309
     Shares issued in reinvestment of dividends from net
          investment income                                            2,647,792             1,390,423
     Shares redeemed                                                (117,153,832)         (121,488,853)
                                                                   -------------         -------------
     Increase in net assets from capital share transactions           39,561,767            16,268,879
                                                                   -------------         -------------

Total increase in net assets                                          39,561,767            16,268,879

NET ASSETS:

     Beginning of year                                                76,478,989            60,210,110
                                                                   -------------         -------------
     End of year                                                   $ 116,040,756         $  76,478,989
                                                                   =============         =============

See notes to financial statements

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Financial Highlights
================================================================================
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                 For the year ended October 31
                                                                 -----------------------------
                                               1999             1998           1997            1996             1995
                                            ------------     -----------    ------------    ------------    -------------
PER SHARE OPERATING
PERFORMANCE:
     Net asset value,
     beginning of year                       $    1.00        $   1.00       $   1.00      $  1.00        $   1.00
                                             ---------        --------       --------      -------        --------

INCOME FROM
INVESTMENT OPERATIONS:

    Net investment income                       0.0415          0.0477         0.0470       0.0464          0.0497
                                             ---------        --------       --------      -------        --------
    Total from investment
    operations                                  0.0415          0.0477         0.0470       0.0464          0.0497
                                             ---------        --------       --------      -------        --------

DISTRIBUTIONS:
    From net investment income                 (0.0415)        (0.0477)       (0.0470)     (0.0464)        (0.0497)
                                             ---------        --------       --------      -------        --------
    Total distributions                        (0.0415)        (0.0477)       (0.0470)     (0.0464)        (0.0497)
                                             ---------        --------       --------      -------        --------
    Net asset value,
    end of year                              $   1.00         $   1.00       $   1.00      $  1.00        $   1.00
                                             ========         ========       ========      =======        ========

TOTAL RETURN(1)                                   4.24%            4.88%          4.80%        4.74%           5.09%

RATIOS TO AVERAGE NET ASSETS:

    Expenses(2)                                  0.65%            0.65%          0.67%         0.75%          0.75%
    Expenses (prior to limitation)               0.80%            0.94%          0.93%         0.87%          0.97%
    Net investment income                        4.18%            4.75%          4.72%         4.63%          5.02%

SUPPLEMENTAL DATA:

     Net Assets, end of year
     (000 omitted)                           $ 116,041        $ 76,479       $ 60,210      $ 55,129       $  34,371


-----------------------

(1) The total returns in the table represent the return that an investor would have earned on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year and reinvestment of all distributions).

(2) Chapman Capital Management, Inc., the Fund's investment adviser, has agreed to bear all expenses (excluding income, excise and other taxes and extraordinary expenses) of the Fund in excess of .65% of average daily net assets on an annual basis. Prior to January 1, 1997 the Fund's expenses were limited to .75% of average daily net assets on annual basis.


See notes to financial statements

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Notes to Financial Statements - October 31, 1999
================================================================================

NOTE A - GENERAL

The Chapman Funds, Inc. (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company currently offers six series; U.S. Treasury Money Fund, Institutional Cash Management Fund, DEM Equity Fund, DEM Index Fund, DEM Multi-Manager Equity Fund, and DEM Multi-Manager Bond Fund. These financial statements pertain to the U.S. Treasury Money Fund (the "Fund').

The Fund is a diversified series that seeks to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The Fund invests solely in short-term direct obligations of the U.S. Government and repurchase agreements collateralized fully by direct obligations of the U.S. Government.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation - The Fund uses the amortized cost method, which approximates market value, to value portfolio securities pursuant to Rule 2a-7 of the 1940 Act, provided the Fund complies with certain conditions. The amortized cost valuation method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization from date of purchase to date of maturity of any discount or premium.

Repurchase Agreements - The Fund's custodian takes possession, through the Federal Book Entry System, of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation, however, the Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Distributions to Stockholders - Dividends to shareholders of the Fund are declared daily from net investment income, which consists of accrued interest and earned discount (including both original issue and market discount), less amortization of premium and the accrued expenses applicable to the dividend period.

Federal Income Taxes - No provision for federal income taxes has been made since the Fund intends to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income.

Securities Transactions and Investment Income - Securities transactions are recorded on the trade date. Interest income is recorded on the accrual basis.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C - CAPITAL STOCK

The Company is authorized to issue 10 billion full and fractional shares of common stock, par value $.001 per share, of which 1 billion shares are designated as U.S. Treasury Money Fund shares.

NOTE D - MANAGEMENT ADVISORY AND ADMINISTRATIVE FEES

Chapman Capital Management, Inc. ("CCM") acts as the investment adviser and administrator for the Fund. The investment advisory and administrative fees are based on the average daily net assets of the Fund computed at annual rates of
 .5% and .1%, respectively. At October 31, 1999, expenses payable to CCM for advisory and administrative services were $50,595.

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Notes to Financial Statements - October 31, 1999 - Continued
================================================================================

NOTE D - MANAGEMENT ADVISORY AND ADMINISTRATIVE FEES - Continued

CCM also serves as Transfer and Dividend Disbursing Agent for the Fund pursuant to a Shareholder Services Agreement. For its services, CCM is compensated $18 per account subject to a monthly minimum of $1,500, excluding out-of-pocket expenses. At October 31, 1999, expenses payable to CCM for transfer and dividend disbursing agent services were $1,630.

CCM has agreed to bear all expenses (excluding income, excise and other taxes and extraordinary expenses) of the Fund in excess of .65% of average daily net assets on an annual basis, until December 31, 1999.

NOTE E - DIRECTORS' FEES AND RELATED PARTIES

Certain officers and directors of the Company are "affiliated persons", as defined in the Investment Company Act of 1940, of the adviser. For the year ended October 31, 1999, these "affiliated persons" did not receive any compensation from the Company.

Those directors who are not officers of the Company receive $1,000 compensation plus certain expenses from the Company for each Board of Directors meeting they attend.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Chapman Funds, Inc. - U.S. Treasury Money Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Chapman Funds, Inc. - U.S. Treasury Money Fund as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chapman Funds, Inc. - U.S. Treasury Money Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                   /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 3, 1999

================================================================================
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE U.S. TREASURY MONEY FUND PROSPECTUS

                                    [GRAPHIC]

                                THE CHAPMAN FUNDS

                   A MEMBER OF THE CHAPMAN GROUP OF COMPANIES

                               INVESTMENT ADVISOR:
                       TRANSFER AND DIVIDEND PAYING AGENT:
                              AND ACCOUNTING AGENT:

                        CHAPMAN CAPITAL MANAGEMENT, INC.
                         WORLD TRADE CENTER - BALTIMORE
                        401 EAST PRATT STREET, 28TH FLOOR
                            BALTIMORE, MARYLAND 21202
                                 (410) 625-9656

                                   CUSTODIAN:

                                 UMB BANK, N.A.
                                928 GRAND AVENUE
                        KANSAS CITY, MISSOURI 64141-6226

                                  DISTRIBUTOR:

                               THE CHAPMAN COMPANY
                         WORLD TRADE CENTER - BALTIMORE
                        401 EAST PRATT STREET, 28TH FLOOR
                            BALTIMORE, MARYLAND 21202
                                 (410) 625-9656

                  FOR SHAREHOLDER INQUIRIES CALL 1-800-752-1013